UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 20, 2004
                                                         ----------------

                                  E-Z-EM, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              1-11479                                    11-1999504
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     (Commission File Number)                (IRS Employer Identification No.)

   1111 Marcus Avenue, Lake Success, New York, NY            11042
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      (Address of Principal Executive Offices)             (Zip Code)

                                 (516) 333-8230
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

            On or about October 20, 2004, E-Z-EM, Inc. issued an Information Statement about its spin-off of AngioDynamics, Inc. to the stockholders of E-Z-EM. The Information Statement contains a description of the terms of the spin-off, including information about the ratio used to compute the number of shares to be distributed for each share held, how fractional shares will be treated, and the spin-off's expected tax consequences. The Information Statement is attached as Exhibit 99.1 to this Form 8-K.

ITEM 9.01   Financial Statements and Exhibits

            (c)   Exhibits

                  99.1  Information Statement dated October 11, 2004.


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

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2004                     E-Z-EM, INC.
                                            (Registrant)


                                            By: /s/ Peter J. Graham
                                                --------------------------------
                                                Peter J. Graham
                                                Vice President, General Counsel


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

                                  EXHIBIT INDEX
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Exhibit           Description
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99.1              Information Statement dated October 11, 2004.


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